UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2013

Virginia Commerce Bancorp, Inc.
 (Exact name of registrant as specified in its charter)

Virginia	000-28635	54-1964895
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

5350 Lee Highway, Arlington, Virginia  22207
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  703.534.0700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see filing General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On December 12, 2013, United Bankshares, Inc. (“United”) and Virginia Commerce Bancorp, Inc. (the “Company”) received regulatory approval from the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) for the merger (the “Merger”) of the Company with and into George Mason Bankshares, Inc. (“George Mason”), a subsidiary of United, pursuant to the Agreement and Plan of Reorganization, dated as of January 29, 2013, as amended, among United, George Mason and the Company, and related plan of merger.  United and the Company previously received the necessary regulatory approval for the Merger from the Virginia State Corporation Commission, and each of United’s and the Company’s shareholders approved the Merger in October 2013.  With the Federal Reserve Board approval, all regulatory and shareholder approvals required for consummation of the Merger have now been obtained.

Consummation of the Merger remains subject to customary closing conditions.  Assuming such conditions are satisfied, the parties intend for the Merger and the merger of Virginia Commerce Bank, a wholly-owned direct subsidiary of the Company, with and into United Bank, a wholly-owned subsidiary of George Mason (the “Bank Merger”), to close on January 31, 2014.

Cautionary Statements Regarding Forward-Looking Information

The information presented herein contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements of the goals, intentions, and expectations of United and the Company as to future plans and events. These forward-looking statements include, but are not limited to, statements about the expected closing date for each of the Merger and the Bank Merger. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon the beliefs of the respective managements of United and the Company as to judgments about the ability of the parties to successfully consummate the Merger and the Bank Merger and other conditions which, by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. Factors that could cause results and outcomes to differ materially include, among others, (i) the ability to meet closing conditions to the Merger on the expected terms and schedule; and (ii) a delay in closing of either the Merger or the Bank Merger. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on such forward-looking statements. Past results are not necessarily indicative of future performance. United and the Company assume no obligation to revise, update, or clarify forward-looking statements to reflect events or conditions after the date of this release.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGINIA COMMERCE BANCORP, INC.

		By:	/s/ Mark S. Merrill
Mark S. Merrill Executive Vice President, Chief Financial Officer

Dated:	December 13, 2013